UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

 _________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

_______________________________

ZOMEDICA CORP.
Exact name of registrant as specified in its charter)

 _______________________________

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Phoenix Drive, Suite 125

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 7, 2022, the Company issued a press release announcing its New Global Manufacturing & Distribution Center located in Roswell, Georgia. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In response to a shareholder question, Note 7 (Subsequent Events) contained in the Company’s Form 10-Q filed on May 10, 2022, for the quarterly period ending on March 31, 2022, requires clarification. On March 18, 2022, the Company entered into an agreement with ULF Northfield Business Center LLC to lease 12,400 square feet of office and warehouse space. The lease period is for 61 months beginning on April 1, 2022, with a monthly rent payment of $9,300 per month ($0.75 per square foot) for the first twelve months and escalating to $11,315 per month ($0.912 per square foot) over the lease period.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

If required, and in accordance with Item 9.01(a)(3) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed as necessary by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(b) Pro forma financial information

If required, and in accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) will be filed as necessary by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(d)	Exhibit No.	Description

	99.1	Press Release, dated July 7, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: July 8, 2022	By:	/s/ Ann Marie Cotter
Ann Marie Cotter
Chief Financial Officer

3

EXHIBIT INDEX

(d)	Exhibit No.	Description

	99.1	Press Release, dated July 7, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4